                                                                    EXHIBIT 10.3

                                    AMENDMENT
                                       TO
                           PURCHASE AND SALE AGREEMENT



         THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS ("Amendment") is made and entered into as of ___ day of December, 1997 by and between CORPOREX PROPERTIES OF TAMPA, INC., a Florida corporation ("TAMPA"), and CPX - WESTSHORE CORPORATION ("WESTSHORE"), and AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust ("BUYER"). Tampa and Westshore are sometimes hereinafter referred to collectively as ("SELLER").

         WHEREAS, on or about October 28, 1997, Seller and Buyer entered into a Purchase and Sale Agreement and Escrow Instructions (the "Agreement") regarding three (3) separate parcels of real property located in Hillsborough County, Florida, as defined in the Agreement and as referred to herein and in the Agreement as the "Eastgate Land", the "Corporex Plaza I Land" and the "Presidents Plaza Land"; and

         WHEREAS, Buyer intended to purchase from Seller, and Seller intended to sell to Buyer, all three of said parcels of real property pursuant to the provisions of the Agreement; and

         WHEREAS, because Hi-Grade Food Specialties of Tampa, Inc. ("Hi-Grade"), which is one of the tenants of the Eastgate Land, has refused to execute and deliver an estoppel certificate as requested by Seller and subsequently failed to pay its rent for December, 1997, and because of other actions taken and statements made by Hi-Grade indicating its intent to refuse to comply with its obligations under its lease of space in the Eastgate Land, Buyer is not willing to proceed with the purchase of the Eastgate Land pursuant to the terms of the Agreement; and

         WHEREAS, Buyer and Seller desire to proceed with the purchase and sale of the Corporex Plaza I Land and the Presidents Plaza Land pursuant to the provisions of the Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

         1. Buyer and Seller will close the purchase and sale of the Corporex Plaza I Land and the Presidents Plaza Land in accordance with the provisions of the Agreement beginning at 11:00 a.m. on December 22, 1997, (and funding no later than December 23, 1997) in the offices of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. in Tampa, Florida.

         2. Buyer shall not be obligated to purchase, and Seller shall not be obligated to sell, the Eastgate Land, except as expressly provided in this Amendment, and all provisions of the Agreement relating to purchase and sale of the Eastgate Land shall be terminated, except for those provisions of the Agreement which are intended to survive the closing or termination of the Agreement.

         3. In the event Tampa elects to sell the Eastgate Land on or before June 19, 1998, Tampa shall first provide to Buyer written notice (the "Sale Notice") of its decision to sell the Eastgate Land, together with an updated rent roll for the Eastgate Land. Within seven (7) days after Buyer receives the Sale Notice, Buyer shall notify Tampa in writing whether Buyer is interested in attempting to purchase the Eastgate Land; if within seven (7) days after Buyer receives the Sale Notice Buyer does not notify Tampa in writing that Buyer is interested in attempting to purchase the Eastgate Land, all rights of Buyer and all obligations of Tampa under this paragraph 4 shall terminate and be of no further effect. If within seven (7) days after Buyer receives the Sale Notice Buyer does notify Tampa in writing that Buyer is interested in attempting to purchase the Eastgate Land, then Buyer and Tampa shall thereafter attempt to negotiate, execute and deliver to one another a Letter of Intent for the purchase and sale of the Eastgate Land in form and substance acceptable to Buyer, in its sole discretion, and to Tampa, in its sole discretion; if Buyer and Tampa fail to execute and deliver to each other a mutually acceptable Letter of Intent for the purchase and sale of the Eastgate Land within twenty-one (21) days after Buyer receives the Sale Notice, Buyer may, within twenty-one (21) days after Buyer receives the Sale Notice, execute and deliver to Tampa a Final Letter of Intent ("Buyer's Best Offer") indicating Buyer's highest and best offer for the Eastgate Land, and providing for the execution of a new contract for the purchase and sale of the Eastgate Land, which new contract shall be substantially the same as the Agreement, except modified to apply to only the Eastgate Land, and providing for a due diligence period of not more than thirty (30) days from the date of execution of the new contract, and requiring closing to occur not more than ten (10) days after the expiration of the due diligence period. If within twenty-one
                  (21) days after Buyer
                  receives the Sale Notice, (i) Buyer and Tampa fail to execute and deliver to each other a mutually acceptable Letter of Intent for the purchase and sale of the Eastgate Land, and
                  (ii) Buyer fails to deliver to Tampa Buyer's Best Offer, then all rights of Buyer and all obligations of Tampa under this paragraph 4 shall automatically terminate and be of no further effect. If within twenty-one (21) days after Buyer receives the Sale Notice, (i) Buyer and Tampa fail to execute and deliver to each other a mutually acceptable Letter of Intent for the purchase and sale of the Eastgate Land, and (ii) Buyer does deliver to Tampa Buyer's Best Offer, and if Buyer's Best Offer is not accepted by Tampa, then Tampa may sell the Eastgate Land to any third party, except that Tampa may not, within one hundred twenty (120) days after Tampa receives Buyer's Best Offer, enter into a contract to sell the Eastgate Land to any third party for a purchase price, before closing adjustments, equal to or less than the purchase price provided in Buyer's Best Offer.

         4. Except as expressly amended hereby, the Agreement is hereby ratified by the parties and remains in full force and effect. All capitalized terms in this Amendment shall have the same meanings as those terms have in the Agreement, except as otherwise defined herein.

         5. The parties agree that this Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which shall be considered one document, and that delivery via telecopy of a copy of this Amendment reflecting execution thereof by any party shall constitute delivery of an executed original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


WITNESSES:                                   "SELLER"

                                             CORPOREX PROPERTIES OF TAMPA,
                                             INC., a Florida corporation

/s/ TRACI L. NAGELEISEN                      By: /s/ [ILLEGIBLE]
--------------------------------                --------------------------------
Print Name:  Traci L. Nageleisen             Print Name:    [ILLEGIBLE]
           ---------------------                           ---------------------
/s/ [ILLEGIBLE]                                 As Its:     [ILLEGIBLE]
--------------------------------                       -------------------------
Print Name:  [ILLEGIBLE]
           ---------------------


                                             CPX - WESTSHORE CORPORATION,
                                             a Florida corporation

/s/ TRACI L. NAGELEISEN                      By: /s/ [ILLEGIBLE]
--------------------------------                --------------------------------
Print Name:  Traci L. Nageleisen             Print Name:  [ILLEGIBLE]
           ---------------------                           ---------------------
/s/ [ILLEGIBLE]                                 As Its:      [ILLEGIBLE]
--------------------------------                       -------------------------
Print Name:  [ILLEGIBLE]
           ---------------------



                                             "BUYER"

                                             AMERICAN INDUSTRIAL PROPERTIES
                                             REIT, a Texas real estate
                                             investment trust

                                             By:
--------------------------------                --------------------------------
Print Name:                                     Print Name:
           ---------------------                           ---------------------
                                                As Its:
--------------------------------                       -------------------------
Print Name:
           ---------------------

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
1.  PURCHASE AND SALE ................................................          -1-

2.  PURCHASE PRICE ...................................................          -2-

3.  PAYMENT OF PURCHASE PRICE ........................................          -2-
    A.  Deposit ......................................................          -2-
    B.  Closing Payment ..............................................          -2-

4.  TITLE AND SURVEY .................................................          -3-
    A.  Title Report .................................................          -3-
    B.  Surveys ......................................................          -3-

5.  DUE DILIGENCE ....................................................          -4-
    A.  Due Diligence Investigations .................................          -4-
    B.  Documents to Buyer Before Closing ............................          -4-
    C.  Estoppel Certificates ........................................          -5-
    D.  Inspection of Books and Records ..............................          -5-
    E.  No Interference ..............................................          -5-
    F.  Due Diligence Information ....................................          -6-
    G      ...........................................................          -6-

6.  CLOSING ..........................................................          -7-
    A.  Escrow .......................................................          -7-
    B.  Delivery to Parties ..........................................          -9-
    C.  Closing Costs ................................................          -9-
    D.  Prorations ...................................................          -9-

7.  DESTRUCTION/CONDEMNATION OF PROPERTY .............................          -11-

8.  REPRESENTATIONS AND WARRANTIES ...................................          -12-
    A.  Representations and Warranties of Seller .....................          -12-
    B.  Representations and Warranties of Buyer ......................          -15-
    C.  Material Changes in Representations and Warranties ...........          -16-

9.  INDEMNIFICATION ..................................................          -16-
    A.  Indemnity for Breach by Seller ...............................          -16-
    B.  Indemnity for Breach by Buyer ................................          -17-

10. DISPOSITION OF DEPOSIT ...........................................          -17-

11. CONDITIONS TO CLOSING ............................................          -18-
    A.  Seller's Conditions to Closing ...............................          -18-
    B.  Buyer's Conditions to Closing ................................          -18-
    C.  Management Agreement .........................................          -20-

12. OPERATION OF THE PROPERTY PRIOR TO CLOSING .......................          -20-
    A.  Ongoing Management ...........................................          -20-
    B.  Compliance with Leases .......................................          -20-
    C.  Notice of Default ............................................          -20-
    D.  Contract Negotiations ........................................          -20-
    E.  New Leases ...................................................          -21-

13. TERMINATION OF SERVICE CONTRACTS .................................          -21-

14. DUTIES OF ESCROW AGENT ...........................................          -22-

15. MISCELLANEOUS ....................................................          -22-
    A.  Brokers ......................................................          -22-
    B.  Limitation of Liability ......................................          -23-
    C.  Successors and Assigns .......................................          -23-
    D.  Notices ......................................................          -24-
    E.  Legal Costs ..................................................          -25-
    F.  Confidentiality ..............................................          -25-
    G.  Jurisdiction and Venue .......................................          -25-
    H.  Further Instruments ..........................................          -25-
    I.  Matters of Construction ......................................          -25-
    J.  Counterparts .................................................          -27-
    K.  Radon Notice .................................................          -27-

EXHIBIT "A" - Legal Description of Eastgate Land
              Legal Description of Corporex Plaza I Land
EXHIBIT "B" - Legal Description of Presidents Plaza Land
EXHIBIT "C" - Seller's Documents
EXHIBIT "D" - Estoppel Certificate
EXHIBIT "E" - Bill of Sale, Assignment and Assumption Agreement
EXHIBIT "F" - Other Agreements
EXHIBIT "G" - List of Leases and Security Deposits



                                      -ii-